Impairment Loss	12 Months Ended
Dec. 31, 2012
Impairment Loss
Impairment Loss

24. Impairment Loss

        As of December 31, 2012, the Company concluded that events and circumstances triggered the existence of potential impairment of its long-lived assets. These indicators included volatility in the spot market and decline in the vessels' market values, as well as the potential impact the current marketplace may have on its future operations. As a result, the Company performed step one of the impairment assessment of the Company's long-lived assets by comparing the undiscounted projected net operating cash flows for each vessel to its carrying value. The Company's assessment concluded that step two of the impairment analysis was required for certain of its vessels, as the undiscounted projected net operating cash flows of certain vessels did not exceeded the carrying value of the respective vessels. Fair value of each vessel was determined with the assistance from valuations obtained by third party independent shipbrokers. As of December 31, 2012, the Company recorded an impairment loss of $129.6 million for thirteen of its older vessels, which were either laid up, or on short-term charters in the spot market.

        No impairment loss was recorded in 2011.

        On March 31, 2010, the Company expected to enter into an agreement with Hanjin Heavy Industries & Construction Co. Ltd. to cancel three 6,500 TEU newbuilding containerships, the HN N-216, the HN N-217 and the HN N-218, initially expected to be delivered in the first half of 2012, and recorded an impairment loss of $71.5 million consisting of cash advances of $64.35 million paid to the shipyard and $7.16 million of interest capitalized and other predelivery capital expenditures paid in relation to the construction of the respective newbuildings. On May 25, 2010, the Company signed the cancellation agreement.